UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 16, 2008
WHITNEY HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Louisiana	0-1026	72-6017893

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
228 St. Charles Avenue, New Orleans, Louisiana 70130

(Addresses of Principal Executive Offices, including Zip Code)
(504) 586-7272

(Registrant’s Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 16, 2008 as part of the previously reported succession plan established by Whitney Holding Corporation’s Board of Directors (the Board), John C. Hope III, became Chairman of the Board, President and Chief Executive Officer following the retirement of William L. Marks, former Chairman of the Board and Chief Executive Officer. In connection with Mr. Hope’s appointment and new responsibilities, the Compensation and Human Resources Committee of the Board approved an increase in his annual base salary to $750,000.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITNEY HOLDING CORPORATION
By:	/s/ Thomas L. Callicutt, Jr.
Thomas L. Callicutt, Jr.
Executive Vice President and Chief Financial Officer

Date: March 17, 2008